Preliminary Q2 financial information

$2.9M
Q2 '20 revenues*

$8.5M
Q2 '20 operating expense**

$43.7M
June 30, 2020 cash

** Incl. $2.6M deferred revenue recognized related to Zalviso*

*** Combined R&D and SG&A; including $1.2M non-cash stock-based comp*